(BULL LOGO)
Merrill Lynch Investment Managers


Semi-Annual Report
October 31, 2002


Merrill Lynch
Healthcare
Fund, Inc.


www.mlim.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Company unless accompanied or preceded by the Company's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Healthcare Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



Printed on post-consumer recycled paper



MERRILL LYNCH HEALTHCARE FUND, INC.


Portfolio
Information
As of 10/31/02


                                    Percent of
Ten Largest Equity Holdings         Net Assets

HCA Inc.                                4.6%
Cerner Corporation                      4.3
AmerisourceBergen Corporation           4.3
WebMD Corporation                       3.7
Merck & Co., Inc.                       3.7
Pfizer Inc.                             3.3
Diagnostic Products Corporation         3.1
Teva Pharmaceutical Industries
   Ltd. (ADR)                           2.9
Boston Scientific Corporation           2.8
Amgen Inc.                              2.8



                                    Percent of
Five Largest Industries             Net Assets

Medical Devices                        15.5%
Pharmaceutical--Prescription           13.8
Biotechnology Products                 11.7
Managed Health Care                     8.8
Health Care Facilities                  8.7



                                    Percent of
Geographic Allocation               Net Assets

United States*                         84.2%
Israel                                  3.9
Switzerland                             2.2
Canada                                  1.9
France                                  0.9
Japan                                   0.9
United Kingdom                          0.9
India                                   0.8
Denmark                                 0.5
Finland                                 0.4
Sweden                                  0.1

*Excludes short-term securities.



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


DEAR SHAREHOLDER


Investment Environment
As the six-month period ended October 31, 2002 came to a conclusion, the general stock market was moving sideways, with daily rises alternating with daily declines. This late October pattern followed a drastic pullback in September and early October to lows for the year to date. The reasons for the desultory movement at this time centered on the uncertainties of a possible war in Iraq with energy price dislocation and the direction of the economy. This economic concern related to the possibility of recession, deflation and a faltering recovery. The forthcoming November election provided further uncertainty.

For health care sector investors, there were additional concerns. The Food and Drug Administration (FDA) has been leaderless for almost two years. A seeming imbalance of new drug rejections, production problems, and bureaucratic indecision and delay, coupled with few favorable events has marked that agency's actions. As October ended, a prospective commissioner acceptable to both political parties was in sight. Another cause for investor concern was the hostility to the pharmaceutical industry. Coverage of drug costs for senior citizens under the Medicare program was a prime political issue. The pharmaceutical industry was under media attack almost daily for this issue.

In addition to regulatory inaction, drug companies continued to confront the problems of a dearth of new drugs brought about by unproductive research and development, and severe generic competition as patents of older drugs expired or were threatened with invalidation by generic companies' legal challenges. In the face of these factors, the pharmaceutical industry underperformed the stock market. Biotechnology companies, notwithstanding an exciting flow of announcements about scientific discoveries and early stage product development success in treatment of cancer, neurological illness, and other serious health conditions, had few new product approvals. The timeline and cost to develop new biotechnology-derived drugs has been greater than investors initially anticipated. Nevertheless, steady progress toward commercialization is being made. We believe that the prospects for the biotechnology industry are as bright as ever although further in the future.

During the past six months, sub-par share price performance for the health care products area reflected the difficulties and challenges we have noted. At the same time, the health care services sector continued to gain. Increases of premiums and enrollments for health maintenance organizations and of admissions for hospital management groups as the population ages has led to improved profitability. Consequently, the health care service stocks outperformed the broader market.


Portfolio Matters
During the six months ended October 31, 2002, we continued to increase the Fund's health care service holdings while slightly lowering its pharmaceutical position. The major overall portfolio change was our shift to larger-capitalization equities, as we believe liquidity will present a more important investment consideration. Notwithstanding this greater large company emphasis, we continued to maintain a meaningful position in biotechnology.

During the six-month period ended October 31, 2002, Merrill Lynch Healthcare Fund, Inc.'s Class A, Class B, Class C and Class D Shares had total returns of -17.12%, -17.52%, -17.72%, and -17.34%, respectively. The Fund slightly underperformed the Lipper Health/ Biotechnology Fund Average, which posted a return of -17.10% for the same six-month period, while the unmanaged Standard & Poor's 500 Index had a return of -17.01%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3 and 4 of this report to shareholders.)

We believe that a number of factors are coalescing that point to a possible resurgence of investor interest in the larger-capitalization pharmaceutical and medical device issues from present depressed levels. These include: likely sequential earnings improvement over the next year; a much reduced number of patent expirations over the next three years; the possibility of Medicare reform legislation that would ease the drug price controversy; and more collaboration between pharmaceutical and biotechnology companies that would better match new drug discovery with development and financial resources. Lastly, the installation of a new commissioner of the FDA is a hopeful development. We believe that these possible events would be very positive to the Fund's outlook, and the portfolio has been positioned accordingly.


In Conclusion
We thank you for your investment in Merrill Lynch Healthcare Fund, Inc., and we look forward to serving your investment needs in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Jordan C. Schreiber)
Jordan C. Schreiber
Senior Vice President and
Portfolio Manager



December 3, 2002



PERFORMANCE DATA


About Fund Performance


Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Effective June 1, 2001, Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


PERFORMANCE DATA (concluded)


Average Annual
Total Return


                                   % Return Without   % Return With
Class A Shares*                      Sales Charge     Sales Charge**

One Year Ended 9/30/02                    -15.79%        -20.21%
Five Years Ended 9/30/02                  + 9.64         + 8.47
Ten Years Ended 9/30/02                   +12.88         +12.28

*Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**Assuming maximum sales charge.



                                        % Return        % Return
Class B Shares*                        Without CDSC    With CDSC**

One Year Ended 9/30/02                    -16.65%        -19.92%
Five Years Ended 9/30/02                  + 8.52         + 8.29
Ten Years Ended 9/30/02                   +11.71         +11.71

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return        % Return
Class C Shares*                        Without CDSC    With CDSC**

One Year Ended 9/30/02                    -16.65%        -17.47%
Five Years Ended 9/30/02                  + 8.53         + 8.53
Inception (10/21/94) through 9/30/02      +14.75         +14.75

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**Assuming payment of applicable contingent deferred sales charge.



                                   % Return Without   % Return With
Class D Shares*                      Sales Charge     Sales Charge**

One Year Ended 9/30/02                    -16.04%        -20.45%
Five Years Ended 9/30/02                  + 9.38         + 8.20
Inception (10/21/94) through 9/30/02      +15.33         +14.55

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results
                                                                                     Ten Years/
                                                6-Month            12-Month       Since Inception
As of October 31, 2002                        Total Return       Total Return       Total Return
ML Healthcare Fund, Inc.--Class A Shares*        -17.12%            -15.66%           +259.60%
ML Healthcare Fund, Inc.--Class B Shares*        -17.52             -16.58            +224.13
ML Healthcare Fund, Inc.--Class C Shares*        -17.72             -16.78            +205.74
ML Healthcare Fund, Inc.--Class D Shares*        -17.34             -15.92            +219.08
Standard & Poor's 500 Index**                    -17.01             -15.07        +156.03/+114.59

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's ten year/since inception periods are for ten years for Class
A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
**This unmanaged broad-based Index is comprised of Common Stocks.
Ten-year/since inception total returns are for ten years and from 10/21/94.


SCHEDULE OF INVESTMENTS

MIDDLE                              Shares                                                                       Percent of
EAST         Industries              Held                            Investments                        Value    Net Assets
Israel       Pharmaceutical--       200,000  ++Taro Pharmaceutical Industries Ltd.                    $  6,936,000     1.0%
             Generic                250,000  Teva Pharmaceutical Industries Ltd. (ADR)*                 19,355,000      2.9

                                             Total Investments in the Middle East                       26,291,000      3.9


NORTH
AMERICA

Canada       Pharmaceutical--       400,000  ++Biovail Corporation                                      12,660,000      1.9
             Generic

                                             Total Investments in Canada                                12,660,000      1.9


United       Biotechnology          500,000  ++Charles River Laboratories International, Inc.           18,375,000      2.8
States       Discovery Tools &    1,533,900  ++Emisphere Technologies, Inc. (a)                          5,936,193      0.9
             Platform               600,000  ++Lexicon Genetics Incorporated                             2,748,000      0.4
             Technologies           800,000  ++Medarex, Inc.                                             3,176,000      0.5
                                                                                                      ------------    -----
                                                                                                        30,235,193      4.6

             Biotechnology          400,000  ++Amgen Inc.                                               18,624,000      2.8
             Products               200,000  ++AtheroGenics, Inc.                                        1,324,000      0.2
                                    300,000  ++Celgene Corporation                                       6,645,000      1.0
                                     80,000  ++Cell Genesys, Inc.                                          836,800      0.1
                                    300,000  ++Genentech, Inc.                                          10,227,000      1.5
                                    200,000  ++Gilead Sciences, Inc.                                     6,936,000      1.0
                                    200,000  ++IDEC Pharmaceuticals Corporation                          9,184,000      1.4
                                    286,500  ++ILEX Oncology, Inc.                                       1,759,110      0.3
                                    500,000  ++La Jolla Pharmaceutical Company                           2,730,000      0.4
                                    100,000  ++MedImmune, Inc.                                           2,547,000      0.4
                                    283,800  ++Millennium Pharmaceuticals, Inc.                          2,111,472      0.3
                                    200,000  ++Neurocrine Biosciences, Inc.                              8,970,000      1.3
                                     40,000  ++Protein Design Labs, Inc.                                   332,000      0.1
                                     45,500  ++Tanox, Inc.                                                 439,075      0.1
                                    150,000  ++Telik, Inc.                                               2,209,500      0.3
                                     60,000  ++Trimeris, Inc.                                            3,163,800      0.5
                                                                                                      ------------    -----
                                                                                                        78,038,757     11.7

             Diagnostics             50,000  ++Laboratory Corporation of America Holdings                1,205,000      0.2
                                    150,000  ++Quest Diagnostics Incorporated                            9,574,500      1.4
                                    100,000  ++Unilab Corporation                                        2,140,000      0.3
                                                                                                      ------------    -----
                                                                                                        12,919,500      1.9

             Health Care            400,000  AmerisourceBergen Corporation                              28,460,000      4.3
             Distributors



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (continued)

NORTH AMERICA                       Shares                                                                       Percent of
(concluded)  Industries              Held                            Investments                        Value    Net Assets
United       Health Care            700,000  HCA Inc.                                                 $ 30,443,000     4.6%
States       Facilities             100,000  ++LifePoint Hospitals, Inc.                                 3,132,000      0.4
(concluded)                         500,000  ++Manor Care, Inc.                                          9,885,000      1.5
                                    300,000  ++Tenet Healthcare Corporation                              8,625,000      1.3
                                    160,000  ++Triad Hospitals, Inc.                                     5,840,000      0.9
                                                                                                      ------------    -----
                                                                                                        57,925,000      8.7

             Health Care            800,000  ++Cerner Corporation                                       28,480,000      4.3
             Information &        4,000,000  ++WebMD Corporation                                        24,920,000      3.7
             Technology                                                                               ------------    -----
                                                                                                        53,400,000      8.0

             Managed Health Care    180,000  Aetna Inc. (New Shares)                                     7,254,000      1.1
                                    200,000  ++Anthem, Inc.                                             12,600,000      1.9
                                    150,000  ++Mid Atlantic Medical Services, Inc.                       5,460,000      0.8
                                    200,000  UnitedHealth Group Incorporated                            18,190,000      2.7
                                    200,000  ++WellPoint Health Networks Inc.                           15,042,000      2.3
                                                                                                      ------------    -----
                                                                                                        58,546,000      8.8

             Medical Devices        200,000  Biomet, Inc.                                                5,892,000      0.9
                                    500,000  ++Boston Scientific Corporation                            18,815,000      2.8
                                    136,000  Datascope Corp.                                             3,375,520      0.5
                                    500,000  Diagnostic Products Corporation                            20,625,000      3.1
                                     79,800  ++Intuitive Surgical, Inc.                                    529,074      0.1
                                    250,000  Medtronic, Inc.                                            11,200,000      1.7
                                    200,000  ++St. Jude Medical, Inc.                                    7,122,000      1.1
                                    260,000  Stryker Corporation                                        16,406,000      2.5
                                    700,000  ++Thoratec Laboratories Corporation                         6,209,000      0.9
                                    200,000  ++Zimmer Holdings, Inc.                                     8,244,000      1.2
                                                                                                      ------------    -----
                                                                                                        98,417,594     14.8

             Pharmaceutical--       500,000  Bristol-Myers Squibb Company                               12,305,000      1.8
             Diversified            200,000  Johnson & Johnson                                          11,750,000      1.8
                                                                                                      ------------    -----
                                                                                                        24,055,000      3.6

             Pharmaceutical--        50,000  ++Barr Laboratories, Inc.                                   2,941,500      0.4
             Generic                300,000  ++K-V Pharmaceutical Company (Class A)                      5,100,000      0.8
                                     24,400  ++K-V Pharmaceutical Company (Class B)                        417,728      0.1
                                                                                                      ------------    -----
                                                                                                         8,459,228      1.3

             Pharmaceutical--       400,000  Abbott Laboratories                                        16,748,000      2.5
             Prescription           200,000  Eli Lilly and Company                                      11,100,000      1.7
                                    450,000  Merck & Co., Inc.                                          24,408,000      3.7
                                    700,000  Pfizer Inc.                                                22,239,000      3.3
                                    400,000  Wyeth                                                      13,400,000      2.0
                                                                                                      ------------    -----
                                                                                                        87,895,000     13.2

             Pharmaceutical--       100,000  Allergan Inc.                                               5,445,000      0.8
             Specialty               80,000  ++Forest Laboratories, Inc.                                 7,839,200      1.2
                                                                                                      ------------    -----
                                                                                                        13,284,200      2.0

             Pharmacy Benefit       500,000  ++Caremark Rx, Inc.                                         8,850,000      1.3
             Managers

                                             Total Investments in the United States                    560,485,472     84.2


                                             Total Investments in North America                        573,145,472     86.1


PACIFIC/BASIN
ASIA

India        Pharmaceutical--       381,700  Dr. Reddy's Laboratories Limited (ADR)*                     5,534,650      0.8
             Generic

                                             Total Investments in India                                  5,534,650      0.8


Japan        Pharmaceutical--       300,000  Fujisawa Pharmaceutical Co., Ltd.                           5,828,096      0.9
             Prescription

                                             Total Investments in Japan                                  5,828,096      0.9


                                             Total Investments in the Pacific Basin/Asia                11,362,746      1.7


WESTERN
EUROPE

Denmark      Biotechnology          198,650  ++Genmab A/S                                                  767,632      0.1
             Discovery Tools &
             Platform Technologies

             Medical Devices        130,000  ++William Demant A/S                                        2,529,082      0.4

                                             Total Investments in Denmark                                3,296,714      0.5


Finland      Pharmaceutical--       128,800  Orion-Yhtyma OY 'B'                                         2,531,880      0.4
             Specialty

                                             Total Investments in Finland                                2,531,880      0.4


France       Pharmaceutical--       100,000  Aventis SA                                                  5,986,364      0.9
             Prescription

                                             Total Investments in France                                 5,986,364      0.9


Sweden       Biotechnology           48,270  ++Karo Bio AB                                                 426,730      0.1
             Discovery Tools &
             Platform Technologies

                                             Total Investments in Sweden                                   426,730      0.1


Switzerland  Pharmaceutical--       300,000  Novartis AG (Registered Shares)                            11,441,539      1.7
             Diversified

             Pharmaceutical--        50,000  Roche Holding AG                                            3,539,493      0.5
             Prescription

                                             Total Investments in Switzerland                           14,981,032      2.2


United       Biotechnology          300,000  ++Cambridge Antibody Technology Group PLC                   2,909,970      0.4
Kingdom      Discovery Tools &
             Platform Technologies

             Medical Devices        300,000  Smith & Nephew PLC                                          1,783,530      0.3

             Pharmaceutical--     1,500,000  ++SkyePharma PLC                                            1,126,440      0.2
             Specialty

                                             Total Investments in the United Kingdom                     5,819,940      0.9


                                             Total Investments in Western Europe                        33,042,660      5.0


                                             Total Long-Term Investments (Cost--$641,487,741)          643,841,878     96.7



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


SCHEDULE OF INVESTMENTS (concluded)

SHORT-TERM                           Face                                                                        Percent of
SECURITIES                          Amount                           Investments                        Value    Net Assets
             Commercial        $ 32,924,000  General Motors Acceptance Corp., 1.98% due 11/01/2002    $ 32,924,000     5.0%
             Paper**

             U.S. Government      4,000,000  Federal Home Loan Bank, 1.67% due 11/06/2002                3,999,072      0.6
             Agency
             Obligations**

                                             Total Short-Term Investments
                                             (Cost--$36,923,072)                                        36,923,072      5.6


             Total Investments (Cost--$678,410,813)                                                    680,764,950    102.3
             Liabilities in Excess of Other Assets                                                    (15,141,517)    (2.3)
                                                                                                      ------------   ------
             Net Assets                                                                               $665,623,433   100.0%
                                                                                                      ============   ======

*American Depositary Receipts (ADR).
**Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
++Non-income producing security.
(a)Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company
Act of 1940) are as follows:


                                         Net Share       Net       Dividend
Industry                 Affiliate        Activity       Cost       Income

Biotechnology            Emisphere        533,900     $1,116,799      ++
  Discovery          Technologies, Inc.
  Tools & Platform
  Technologies


++Non-income producing security.

See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES

                  As of October 31, 2002
Assets:           Investments, at value (including securities loaned of $101,931,312)
                  (identified cost--$678,410,813)                                                            $  680,764,950
                  Investments held as collateral for loaned securities, at value                                107,071,800
                  Cash                                                                                                  228
                  Foreign cash (cost--$44)                                                                               44
                  Receivables:
                     Securities sold                                                       $    3,682,206
                     Capital shares sold                                                          982,406
                     Dividends                                                                    354,363
                     Loaned securities                                                              6,970         5,025,945
                                                                                           --------------
                  Prepaid registration fees                                                                          22,367
                                                                                                             --------------
                  Total assets                                                                                  792,885,334
                                                                                                             --------------

Liabilities:      Collateral on securities loaned, at value                                                     107,071,800
                  Payables:
                     Securities purchased                                                      17,284,470
                     Capital shares redeemed                                                    1,728,726
                     Investment adviser                                                           623,425
                     Distributor                                                                  279,678        19,916,299
                                                                                           --------------
                  Accrued expenses                                                                                  273,802
                                                                                                             --------------
                  Total liabilities                                                                             127,261,901
                                                                                                             --------------

Net Assets:       Net assets                                                                                 $  665,623,433
                                                                                                             ==============

Net Assets        Class A Shares of Common Stock, $.10 par value, 100,000,000
Consist of:       shares authorized                                                                          $    4,518,397
                  Class B Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               5,364,611
                  Class C Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               1,947,816
                  Class D Shares of Common Stock, $.10 par value, 100,000,000
                  shares authorized                                                                               2,342,040
                  Paid-in capital in excess of par                                                              662,036,600
                  Accumulated investment loss--net                                         $  (5,086,450)
                  Accumulated realized capital losses on investments and foreign
                  currency transactions--net                                                  (7,856,604)
                  Unrealized appreciation on investments and foreign currency
                  transactions--net                                                             2,357,023
                                                                                           --------------
                  Total accumulated losses--net                                                                (10,586,031)
                                                                                                             --------------
                  Net assets                                                                                 $  665,623,433
                                                                                                             ==============

Net Asset         Class A--Based on net assets of $249,246,635 and 45,183,966
Value:                     shares outstanding                                                                $         5.52
                                                                                                             ==============
                  Class B--Based on net assets of $217,017,923 and 53,646,113
                           shares outstanding                                                                $         4.05
                                                                                                             ==============
                  Class C--Based on net assets of $78,779,448 and 19,478,163
                           shares outstanding                                                                $         4.04
                                                                                                             ==============
                  Class D--Based on net assets of $120,579,427 and 23,420,396
                           shares outstanding                                                                $         5.15
                                                                                                             ==============

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2002


STATEMENT OF OPERATIONS

                  For the Six Months Ended October 31, 2002
Investment        Dividends (net of $31,354 foreign withholding tax)                                         $    1,152,471
Income:           Interest                                                                                          383,100
                  Securities lending--net                                                                           114,857
                                                                                                             --------------
                  Total income                                                                                    1,650,428
                                                                                                             --------------

Expenses:         Investment advisory fees                                                 $    3,674,732
                  Account maintenance and distribution fees--Class B                            1,257,532
                  Account maintenance and distribution fees--Class C                              428,767
                  Transfer agent fees--Class B                                                    313,284
                  Transfer agent fees--Class A                                                    294,103
                  Account maintenance fees--Class D                                               161,182
                  Transfer agent fees--Class D                                                    141,163
                  Accounting services                                                             124,994
                  Transfer agent fees--Class C                                                    113,343
                  Professional fees                                                                49,165
                  Printing and shareholder reports                                                 39,838
                  Custodian fees                                                                   39,380
                  Registration fees                                                                35,529
                  Directors' fees and expenses                                                     25,913
                  Pricing fees                                                                      2,414
                  Other                                                                            21,160
                                                                                           --------------
                  Total expenses                                                                                  6,722,499
                                                                                                             --------------
                  Investment loss--net                                                                          (5,072,071)
                                                                                                             --------------

Realized &        Realized gain (loss) on:
Unrealized           Investments--net                                                           8,430,393
Gain (Loss) On       Foreign currency transactions--net                                         (138,359)         8,292,034
Investments &                                                                              --------------
Foreign           Change in unrealized appreciation/depreciation on:
Currency             Investments--net                                                       (155,550,356)
Transactions--       Foreign currency transactions--net                                             6,135     (155,544,221)
Net:                                                                                       --------------    --------------
                  Total realized and unrealized loss on investments and
                  foreign currency transactions--net                                                          (147,252,187)
                                                                                                             --------------
                  Net Decrease in Net Assets Resulting from Operations                                       $(152,324,258)
                                                                                                             ==============

See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS

                                                                                            For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                            October 31,         April 30,
                  Increase (Decrease) in Net Assets:                                            2002               2002
Operations:       Investment loss--net                                                     $  (5,072,071)    $ (12,316,875)
                  Realized gain (loss) on investments and foreign currency
                  transactions--net                                                             8,292,034       (1,488,251)
                  Change in unrealized appreciation/depreciation on investments
                  and foreign currency transactions--net                                    (155,544,221)        33,193,706
                                                                                           --------------    --------------
                  Net increase (decrease) in net assets resulting from operations           (152,324,258)        19,388,580
                                                                                           --------------    --------------

Distributions to  Realized gain on investments--net:
Shareholders:        Class A                                                                           --      (10,090,226)
                     Class B                                                                           --      (14,949,634)
                     Class C                                                                           --       (3,438,059)
                     Class D                                                                           --       (4,492,685)
                                                                                           --------------    --------------
                  Net decrease in net assets resulting from distributions
                  to shareholders                                                                      --      (32,970,604)
                                                                                           --------------    --------------

Capital Share     Net increase (decrease) in net assets derived from capital
Transactions:     share transactions                                                         (49,964,640)        88,049,914
                                                                                           --------------    --------------

Net Assets:       Total increase (decrease) in net assets                                   (202,288,898)        74,467,890
                  Beginning of period                                                         867,912,331       793,444,441
                                                                                           --------------    --------------
                  End of period*                                                           $  665,623,433    $  867,912,331
                                                                                           ==============    ==============

                  *Accumulated investment loss--net                                        $  (5,086,450)    $     (14,379)
                                                                                           ==============    ==============

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS
                                                                                         Class A
The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                             October 31,             For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    6.66    $    6.70    $    6.98    $    5.62    $    5.84
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.03)        (.06)        (.04)        (.03)        (.03)
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net                              (1.11)          .25         1.12         1.57          .67
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.14)          .19         1.08         1.54          .64
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized
                  gain on investments--net                           --        (.23)       (1.36)        (.18)        (.86)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.52    $    6.66    $    6.70    $    6.98    $    5.62
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (17.12%)+++        2.91%       14.57%       28.06%       12.01%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       1.31%*        1.27%        1.24%        1.26%        1.27%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                          (.86%)*       (.95%)       (.55%)       (.47%)       (.46%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $ 249,247    $ 311,288    $ 288,091    $ 219,499    $ 176,491
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             60.95%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


                                                                                         Class B
The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                             October 31,             For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    4.91    $    5.05    $    5.55    $    4.54    $    4.91
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.04)        (.10)        (.09)        (.07)        (.07)
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net                               (.82)          .19          .89         1.26          .55
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.86)          .09          .80         1.19          .48
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized
                  gain on investments--net                           --        (.23)       (1.30)        (.18)        (.85)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    4.05    $    4.91    $    5.05    $    5.55    $    4.54
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (17.52%)+++        1.85%       13.28%       26.99%       10.79%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       2.34%*        2.29%        2.26%        2.28%        2.29%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                         (1.89%)*      (1.97%)      (1.57%)      (1.49%)      (1.49%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $ 217,018    $ 310,916    $ 331,683    $ 273,530    $ 256,000
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             60.95%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


                                                                                         Class C
The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                             October 31,             For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    4.91    $    5.05    $    5.55    $    4.55    $    4.92
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.04)        (.10)        (.09)        (.07)        (.07)
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net                               (.83)          .19          .90         1.25          .55
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations                (.87)          .09          .81         1.18          .48
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized
                  gain on investments--net                           --        (.23)       (1.31)        (.18)        (.85)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    4.04    $    4.91    $    5.05    $    5.55    $    4.55
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (17.72%)+++        1.85%       13.38%       26.70%       10.82%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       2.36%*        2.30%        2.28%        2.30%        2.30%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                         (1.91%)*      (1.99%)      (1.58%)      (1.50%)      (1.50%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $  78,779    $  98,994    $  66,028    $  38,622    $  31,295
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             60.95%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.


Merrill Lynch Healthcare Fund, Inc., October 31, 2002


FINANCIAL HIGHLIGHTS (concluded)
                                                                                         Class D
The following per share data and ratios                      For the Six
have been derived from information                              Months
provided in the financial statements.                           Ended
                                                             October 31,             For the Year Ended April 30,
Increase (Decrease) in Net Asset Value:                          2002         2002         2001         2000          1999
Per Share         Net asset value, beginning of period        $    6.23    $    6.29    $    6.63    $    5.36    $    5.62
Operating                                                     ---------    ---------    ---------    ---------    ---------
Performance:      Investment loss--net++                          (.03)        (.07)        (.05)        (.04)        (.04)
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net                              (1.05)          .24         1.05         1.49          .64
                                                              ---------    ---------    ---------    ---------    ---------
                  Total from investment operations               (1.08)          .17         1.00         1.45          .60
                                                              ---------    ---------    ---------    ---------    ---------
                  Less distributions from realized
                  gain on investments--net                           --        (.23)       (1.34)        (.18)        (.86)
                                                              ---------    ---------    ---------    ---------    ---------
                  Net asset value, end of period              $    5.15    $    6.23    $    6.29    $    6.63    $    5.36
                                                              =========    =========    =========    =========    =========

Total             Based on net asset value per share        (17.34%)+++        2.78%       14.21%       27.73%       11.69%
Investment                                                    =========    =========    =========    =========    =========
Return:**

Ratios to         Expenses                                       1.56%*        1.52%        1.50%        1.51%        1.52%
Average                                                       =========    =========    =========    =========    =========
Net Assets:       Investment loss--net                         (1.11%)*      (1.20%)       (.80%)       (.71%)       (.72%)
                                                              =========    =========    =========    =========    =========

Supplemental      Net assets, end of period (in thousands)    $ 120,579    $ 146,714    $ 107,642    $  59,029    $  43,700
Data:                                                         =========    =========    =========    =========    =========
                  Portfolio turnover                             60.95%       81.36%       65.42%      109.88%       91.26%
                                                              =========    =========    =========    =========    =========


*Annualized.
**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.
+++Aggregate total investment return.

See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Healthcare Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of securities--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may also purchase or sell financial futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (continued)


* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to write covered put and call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Fund receives securities as collateral for the loaned securities, the Fund typically receives the income on both the loaned securities and the collateral and, as a result, the Fund's yield may increase. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. The Fund may receive a flat fee for its loans. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides, or arranges for affiliates to provide, the administra-tive services necessary for the operation of the Fund. As compensation for its services to the Fund, MLIM receives monthly compensation at the annual rate of 1.0% of the average daily net assets of the Fund.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                 Account          Distribution
                             Maintenance Fee          Fee

Class B                           .25%                .75%
Class C                           .25%                .75%
Class D                           .25%                  --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended October 31, 2002, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                     FAMD           MLPF&S

Class A                            $   93          $ 1,706
Class D                            $3,598          $55,575



For the six months ended October 31, 2002, MLPF&S received contingent deferred sales charges of $295,338 and $26,848 relating to transactions in Class B and Class C Shares, respectively.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. As of October 31, 2002, the Fund lent securities with a value of $23,368,790 to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by MLIM or its affiliates. As of October 31, 2002, cash collateral of $48,182,310 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $58,889,490 was invested in the Merrill Lynch Premier Institutional Fund. For the six months ended October 31, 2002, QA Advisors received $48,736 in securities lending agent fees.

In addition, MLPF&S received $330,541 in commissions on the execution of portfolio security transactions for the Fund for the six months ended October 31, 2002.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended October 31, 2002, the Fund reimbursed MLIM $9,177 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2002 were $459,020,617 and $427,426,355, respectively.

Net realized gains (losses) for the six months ended October 31, 2002 and net unrealized gains as of October 31, 2002 were as follows:


                                       Realized         Unrealized
                                    Gains (Losses)        Gains

Long-term investments               $  8,430,496       $  2,354,137
Short-term investments                     (103)                 --
Foreign currency transactions          (138,359)              2,886
                                    ------------       ------------
Total                               $  8,292,034       $  2,357,023
                                    ============       ============


As of October 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,093,235, of which $117,017,121 related to appreciated securities and $115,923,886 related to depreciated securities. The aggregate cost of investments at October 31, 2002 for Federal income tax purposes was $679,671,715.



Merrill Lynch Healthcare Fund, Inc., October 31, 2002


NOTES TO FINANCIAL STATEMENTS (concluded)


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(49,964,640) and $88,049,914 for the six months ended October 31, 2002 and for the year ended April 30, 2002, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                         Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            4,651,593     $   27,539,389
Shares redeemed                      (6,173,063)       (35,311,054)
                                  --------------     --------------
Net decrease                         (1,521,470)     $  (7,771,665)
                                  ==============     ==============




Class A Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                           11,239,078     $   74,475,884
Shares issued to shareholders in
reinvestment of distributions          1,415,947          9,332,034
                                  --------------     --------------
Total issued                          12,655,025         83,807,918
Shares redeemed                      (8,939,874)       (59,134,657)
                                  --------------     --------------
Net increase                           3,715,151     $   24,673,261
                                  ==============     ==============




Class B Shares for the Six Months                         Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            4,045,694     $   17,775,367
Automatic conversion of shares       (3,044,346)       (13,064,452)
Shares redeemed                     (10,635,317)       (44,699,404)
                                  --------------     --------------
Net decrease                         (9,633,969)     $ (39,988,489)
                                  ==============     ==============




Class B Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                           16,600,213     $   82,131,524
Shares issued to shareholders in
reinvestment of distributions          2,678,221         13,133,300
                                  --------------     --------------
Total issued                          19,278,434         95,264,824
Automatic conversion of shares       (7,524,902)       (36,910,326)
Shares redeemed                     (14,151,003)       (69,705,874)
                                  --------------     --------------
Net decrease                         (2,397,471)     $ (11,351,376)
                                  ==============     ==============




Class C Shares for the Six Months                         Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            2,340,067     $   10,262,599
Shares redeemed                      (3,013,168)       (12,627,665)
                                  --------------     --------------
Net decrease                           (673,101)     $  (2,365,066)
                                  ==============     ==============




Class C Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                            9,996,865     $   49,209,812
Shares issued to shareholders in
reinvestment of distributions            624,631          3,063,315
                                  --------------     --------------
Total issued                          10,621,496         52,273,127
Shares redeemed                      (3,545,417)       (17,448,885)
                                  --------------     --------------
Net increase                           7,076,079     $   34,824,242
                                  ==============     ==============




Class D Shares for the Six Months                         Dollar
Ended October 31, 2002                   Shares           Amount

Shares sold                            2,221,677     $   12,339,965
Automatic conversion of shares         2,396,837         13,064,452
                                  --------------     --------------
Total issued                           4,618,514         25,404,417
Shares redeemed                      (4,754,447)       (25,243,837)
                                  --------------     --------------
Net increase (decrease)                (135,933)     $      160,580
                                  ==============     ==============




Class D Shares for the Year                               Dollar
Ended April 30, 2002                     Shares           Amount

Shares sold                            5,140,152     $   31,977,791
Automatic conversion of shares         5,981,195         36,910,326
Shares issued to shareholders in
reinvestment of distributions            647,283          3,996,660
                                  --------------     --------------
Total issued                          11,768,630         72,884,777
Shares redeemed                      (5,319,896)       (32,980,990)
                                  --------------     --------------
Net increase                           6,448,734     $   39,903,787
                                  ==============     ==============



5. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment will be reduced from $1,000,000,000 to $500,000,000. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the credit agreement during the six months ended October 31, 2002.




OFFICERS AND DIRECTORS


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Robert C. Doll, Jr., Senior Vice President
Jordan C. Schreiber, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Susan B. Baker, Secretary



Custodian
J.P. Morgan Chase Manhattan Bank
Global Securities Services
4 Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863